Exhibit 99.1

Consolidated Container Company LLC

Consolidated Container Capital, Inc.

$207,000,000 principal at maturity

10 3/4% Senior Secured Discount Notes due 2009

PURCHASE AGREEMENT

May 11, 2004

DEUTSCHE BANK SECURITIES INC.

60 Wall Street

New York, New York 10005

Ladies and Gentlemen:

Consolidated Container Company LLC, a Delaware limited liability company (the “Company”), Consolidated Container Capital, Inc., a Delaware corporation (“Capital” and together with the Company, the “Issuers”) and the subsidiary guarantors listed on the signature pages hereof (the “Guarantors”) hereby confirm their agreement with you (the “Initial Purchaser”), as set forth below.

Section 1. The Securities. Subject to the terms and conditions herein contained, the Issuers propose to issue and sell to the Initial Purchaser (the “Offering”) $207,000,000 principal amount at maturity (approximately $150,101,910 gross proceeds) of its 10 3/4% Senior Secured Discount Notes due 2009 (the “Notes”). The Notes will be issued pursuant to the terms of an indenture (the “Indenture”) to be dated the Closing Date (as defined in Section 3 below), by and among the Issuers, the Guarantors and The Bank of New York, as trustee (the “Trustee”). The Issuers’ obligations under the Notes and the Indenture will be unconditionally guaranteed (the “Guarantees”) on a senior secured basis by each of the Guarantors. The Notes and the Guarantees are collectively referred to as the “Securities.”

The Securities will be offered and sold to the Initial Purchaser without being registered under the Securities Act of 1933, as amended (the “Act”), in reliance on exemptions therefrom.

In connection with the sale of the Securities, the Issuers have prepared a preliminary offering memorandum dated April 29, 2004 (the “Preliminary Memorandum”) and a final offering memorandum dated May 11, 2004 (the “Final Memorandum”; the Preliminary Memorandum and the Final Memorandum each herein being referred to as a “Memorandum”) setting forth or including a description of the terms of the Securities, the terms of the offering of the Securities, a description of the Issuers and the Guarantors and any material developments relating to the Issuers and the Guarantors occurring after the date of the most recent historical financial statements included therein.

The Initial Purchaser and its direct and indirect transferees of the Securities will be entitled to the benefits of the Security Documents (as defined in the Final Memorandum) and a registration rights agreement, substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which the Issuers and the Guarantors will agree to file with the Securities and Exchange Commission (the “Commission”) (a) under the circumstances set forth in the Registration Rights Agreement, a registration statement under the Act relating to a new issue of debt securities with terms identical to the terms of the Securities other than the restrictions on transfer (the “Exchange Securities” which term includes the guarantees related thereto) to be offered in exchange for the Securities (the “Exchange Offer”) and issued under the Indenture or an indenture substantially similar to the Indenture and (b) under certain circumstances set forth in the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 under the Act relating to the resale by certain holders of the Securities.

Pursuant to the Security Documents, the Issuers and the Guarantors have agreed, among other things, to grant to Deutsche Bank Trust Company Americas, as collateral agent, (the “Collateral Agent”) for the benefit of the Trustee and the holders of the Securities a second priority security interest in and lien on the Collateral (as defined in the Final Memorandum), subject to certain exceptions and otherwise in accordance with the terms of the Indenture and the Security Documents and as described in the Memorandum.

Section 2. Representations and Warranties. Each of the Issuers and the Guarantors represents and warrants to and agrees with the Initial Purchaser as follows:

(a) Neither (i) the Preliminary Memorandum as of the date thereof nor (ii) the Final Memorandum nor any amendment or supplement thereto as of the date thereof and at all times subsequent thereto up to the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 2(a) do not apply to statements or omissions made in reliance upon and in conformity with information relating to the Initial Purchaser furnished to the Issuers in writing by the Initial Purchaser, directly or through its representatives, expressly for use in the Preliminary Memorandum, the Final Memorandum or any amendment or supplement thereto.

(b) As of the Closing Date, the Company will have the authorized, issued and outstanding capitalization set forth in the Final Memorandum; all of the subsidiaries of the Company are listed in Schedule I attached hereto (each, a “Subsidiary” and collectively, the “Subsidiaries”); all of the outstanding shares of capital stock, membership interests and partnership interests, as the case may be, of each of the Company and the Subsidiaries have been, and as of the Closing Date will be, duly authorized and validly issued, and in the case of a corporation, fully paid and nonassessable and were not issued in violation of any preemptive or similar rights; except as described in the Final Memorandum, all of the outstanding shares of capital stock, membership interests and partnership interests, as the case may be, of each of the Issuers and the Subsidiaries will be free and clear of all liens, encumbrances, equities and claims or restrictions on transferability (other than those imposed by the Act and the securities or “Blue Sky” laws of certain jurisdictions)

or voting; except as set forth in the Final Memorandum, there are no (i) options, warrants or other rights to purchase, (ii) agreements or other obligations to issue or (iii) other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in the Issuers or any of the Subsidiaries outstanding. Except for the Subsidiaries or as disclosed in the Final Memorandum, the Issuers do not own, directly or indirectly, any shares of capital stock, membership interests or partnership interests, as the case may be, or any other equity or long-term debt securities or have any equity interest in any firm, partnership, joint venture or other entity.

(c) Each of the Issuers and the Subsidiaries is duly incorporated or duly organized, as the case may be, validly existing and in good standing under the laws of its respective jurisdiction of incorporation or formation, as the case may be, and has all requisite corporate power and authority to own its properties and conduct its business as now conducted and as described in the Final Memorandum; each of the Issuers and the Subsidiaries is duly qualified to do business as a foreign corporation, limited liability company or limited partnership, as the case may be, in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the business, condition (financial or otherwise), prospects or results of operations of the Issuers and the Subsidiaries, taken as a whole (any such event, a “Material Adverse Effect”).

(d) Each of the Issuers has all requisite corporate power and authority to execute, deliver and perform each of its obligations under the Securities, the Exchange Securities and the Private Exchange Securities (as defined in the Registration Rights Agreement). The Securities, when issued, will be in the form contemplated by the Indenture. The Securities, the Exchange Securities and the Private Exchange Securities have each been duly and validly authorized by the Issuers and, when executed by the Issuers and authenticated by the Trustee in accordance with the provisions of the Indenture and, in the case of the Notes, when delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Issuers, entitled to the benefits of the Indenture, and enforceable against the Issuers in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

(e) Each of the Issuers and the Guarantors has all requisite corporate power and authority to execute, deliver and perform their respective obligations under the Indenture. The Indenture has been duly and validly authorized by the Issuers and the Guarantors and, when executed and delivered by the Issuers and each Guarantor (assuming the due authorization, execution and delivery by the Trustee), will meet the requirements for qualification under the Trust Indenture Act of 1939, as amended (the “TIA”) and will constitute a valid and legally binding agreement of the Issuers and each Guarantor, enforceable against the Issuers and each Guarantor in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

(f) Each of the Issuers and the Guarantors has all requisite corporate power and authority to execute, deliver and perform its respective obligations under the Registration Rights Agreement. The Registration Rights Agreement has been duly and validly authorized by each of the Issuers and the Guarantors and, when executed and delivered by the Issuers and the Guarantors (assuming the due authorization, execution and delivery by the Initial Purchaser), will constitute a valid and legally binding agreement of the Issuers and the Guarantors enforceable against the Issuers and the Guarantors in accordance with its terms, except that (A) the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

(g) Each of the Issuers and the Guarantors has all requisite corporate power and authority to execute, deliver and perform its respective obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement and the consummation by the Issuers and the Guarantors of the transactions contemplated hereby have been duly and validly authorized by each of the Issuers and the Guarantors. This Agreement has been duly executed and delivered by each of the Issuers and the Guarantors.

(h) Each of the Guarantors has all requisite power and authority to execute, deliver and perform each of its obligations under the Guarantees and the guarantees of the Exchange Notes and the Private Exchange Notes. The Guarantees, and the guarantees of the Exchange Notes, when issued, will be in the form contemplated by the Indenture. The Guarantees and the guarantees of the Exchange Notes and the Private Exchange Notes have been duly and validly authorized by each of the Guarantors and, when the Guarantees and the guarantees of the Exchange Notes are executed by each of the Guarantors and the Notes are authenticated by the Trustee in accordance with the provisions of the Indenture, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Guarantors, entitled to the benefits of such Indenture and enforceable against the Guarantors in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and (ii) general principles of equity and the discretion of the court before which any proceeding therefore may be brought.

(i) Each of the Issuers and the Guarantors has all requisite corporate power and authority to execute, deliver and perform its respective obligations under the Security Documents and to consummate the transactions contemplated thereby. The Security Documents and the consummation by each of the Issuers and the Guarantors of the transactions contemplated thereby have been duly and validly authorized by each of the Issuers and the Guarantors and, when the Security Documents are executed and delivered, each of the Security Documents will constitute a valid and legally binding obligation of each of the Issuers and the Guarantors, enforceable against each of the Issuers and the Guarantors in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles and (ii) laws limiting the exercise of the remedial or procedural provisions contained therein.

(j) No consent, approval, authorization or order of any court or governmental agency or body, or third party is required for the issuance and sale by the Issuers and the Guarantors of the Securities to the Initial Purchaser or the consummation by the Issuers and the Guarantors of the other transactions contemplated hereby, except such as have been obtained and such as may be required under state securities or “Blue Sky” laws in connection with the purchase and resale of the Securities by the Initial Purchaser, except for the filings as may be required by the Registration Rights Agreement, any order of the Commission granting effectiveness for any registration statement filed under the Registration Rights Agreement and as required under the TIA. None of the Issuers or the Guarantors is (i) in violation of its respective certificate of incorporation or certificate of formation, as the case may be, or bylaws, operating agreement or limited partnership agreement, as the case may be, (ii) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to any of them or any of their respective properties or assets, except for any such breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect, or (iii) in breach of or default under (nor has any event occurred that, with notice or passage of time or both, would constitute a default under) or in violation of any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which any of them is a party or to which any of them or their respective properties or assets is subject (collectively, “Contracts”), except for any such breach, default, violation or event that would not, individually or in the aggregate, have a Material Adverse Effect.

(k) The execution, delivery and performance by the Issuers and the Guarantors of this Agreement, the Indenture and the Registration Rights Agreement, the Security Documents and the consummation by the Issuers and the Guarantors of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Securities to the Initial Purchaser) will not conflict with or constitute or result in a breach of or a default under (or an event that with notice or passage of time or both would constitute a default under) or violation of any of (i) the terms or provisions of any Contract, except for any such conflict, breach, violation, default or event that would not, individually or in the aggregate, have a Material Adverse Effect, (ii) the certificate of incorporation or certificate of formation, as the case may be, or bylaws, operating agreement or limited partnership agreement, as the case may be, of the Issuers or any of the Guarantors or (iii) (assuming compliance with all applicable state securities or “Blue Sky” laws filings as may be required by the Registration Rights Agreement, any order of the Commission granting effectiveness for any registration statement filed under the Registration Rights Agreement and as required under the TIA and assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 8 hereof) any statute, judgment, decree, order, rule or regulation applicable to the Issuers or any of the Guarantors or any of their respective properties or assets, except for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(l) The audited consolidated financial statements of the Company and the Subsidiaries included in the Final Memorandum present fairly in all material respects the financial position, results of operations and cash flows of the Company and the Subsidiaries at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein. The summary and selected financial and statistical data in the Final Memorandum present fairly in all material respects the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein, except as otherwise stated therein. To the knowledge of the Issuers, Deloitte & Touche LLP (the “Independent Accountants”) is an independent public accounting firm within the meaning of the Act and the rules and regulations promulgated thereunder.

(m) The assumptions used in the preparation of the pro forma financial data and other pro forma financial information included in the Final Memorandum are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

(n) Other than as set forth or contemplated in the Memorandum, there is not pending or, to the knowledge of the Issuers or any of the Guarantors, threatened any action, suit, proceeding, inquiry or investigation to which the Issuers or any of the Guarantors is a party, or to which the property or assets of the Issuers or any of the Guarantors are subject, before or brought by any court, arbitrator or governmental agency or body that, if determined adversely to the Issuers or any of the Guarantors, would, individually or in the aggregate, have a Material Adverse Effect or that seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Securities to be sold hereunder or the consummation of the other transactions described in the Final Memorandum.

(o) Each of the Issuers and the Guarantors possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, presently required or necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its respective businesses as now or proposed to be conducted as set forth in the Final Memorandum (“Permits”), except where the failure to obtain such Permits or make such declarations or filings would not, individually or in the aggregate, have a Material Adverse Effect; each of the Issuers and the Guarantors has fulfilled and performed all of its obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit; and none of the Issuers or the Guarantors has received any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Final Memorandum and except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

(p) Since the date of the most recent financial statements appearing in the Final Memorandum, except as described therein, (i) none of the Issuers or the Guarantors has incurred any liabilities or obligations, direct or contingent, or entered into or agreed to enter into any transactions or contracts (written or oral) not in the ordinary course of business, which liabilities, obligations, transactions or contracts would, individually or in the aggregate, be material to the business, condition (financial or otherwise), prospects or results of operations of the Issuers and its Guarantors, taken as a whole, (ii) none of the Issuers or the Guarantors has purchased any of its outstanding capital stock, membership interests or partnership interests, as the case may be, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, membership interests or partnership interests, as the case may be (other than with respect to any of such Guarantors, the purchase of, or dividend or distribution on, capital stock, membership interests or partnership interests, as the case may be, owned by any Issuer) and (iii) there has not been any change in the capital stock, membership interests or partnership interests, as the case may be, or long-term indebtedness of the Issuers or the Guarantors.

(q) Each of the Issuers and the Guarantors has filed all necessary federal, state and foreign income and franchise tax returns or obtained an extension therefore, except where the failure to so file such returns would not, individually or in the aggregate, have a Material Adverse Effect, and has paid all taxes shown as due thereon; and other than tax deficiencies that the Issuers or any Guarantor is contesting in good faith and for which the Issuers or such Subsidiary has provided adequate reserves, there is no tax deficiency that has been asserted against the Issuers or any of the Guarantors that would have, individually or in the aggregate, a Material Adverse Effect.

(r) The statistical and market-related data included in the Final Memorandum are based on or derived from sources that the Issuers and the Guarantors reasonably believe to be reliable and accurate.

(s) None of the Issuers, the Guarantors or any agent acting on their behalf has taken or will take any action that might cause this Agreement or the sale of the Securities to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

(t) Each of the Issuers and the Guarantors has good and marketable title to all real property included in the Collateral and all personal property included in the Collateral described in the Final Memorandum as being owned by it and good and marketable title to a leasehold estate in the real and personal property to the extent such leasehold estate is included in Collateral described in the Final Memorandum, free and clear of all liens, charges, encumbrances or restrictions, except for Permitted Liens (as such term is defined in that certain Credit Agreement dated as of the Closing Date among Consolidated Container Holdings LLC, the Company, the lenders from time to time party thereto, As Banks, and Deutsche Bank Trust Company Americas, as Administrative Agent), provided, however, that Permitted Liens shall in no event include any Liens securing indebtedness not permitted to be incurred or secured or any other Liens not permitted to be incurred or secured pursuant to the Indenture and liens, charges, encumbrances and restrictions as described in the Final Memorandum. All leases, contracts and agreements to which the Issuers or any of the Guarantors is a party or by which any of them is bound are valid and enforceable against the Issuers or such Guarantor, and are valid and enforceable against the other party or parties thereto and are in full force and effect with only such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect. The Issuers and the Guarantors own or possess adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how necessary to conduct the businesses now or proposed to be operated by them as described in the Final Memorandum, and none of the Issuers or the Guarantors has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how that, if such assertion of infringement or conflict were sustained, would have a Material Adverse Effect.

(u) There are no legal or governmental proceedings involving or affecting the Issuers or any Guarantor or any of their respective properties or assets that would be required to be described in a prospectus pursuant to the Act that are not described in the Final Memorandum, nor are there any material contracts or other documents that would be required to be described in a prospectus pursuant to the Act that are not described in the Final Memorandum.

(v) Except as would not, individually or in the aggregate, have a Material Adverse Effect (A) each of the Issuers and the Guarantors is in compliance with and not subject to liability under applicable Environmental Laws (as defined below), (B) each of the Issuers and the Guarantors has made all filings and provided all notices required under any applicable Environmental Law, and has and is in compliance with all Permits required under any applicable Environmental Laws and each of them is in full force and effect, (C) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the knowledge of the Issuers or any of the Guarantors, threatened against the Issuers or any of the Guarantors under any Environmental Law, (D) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Issuers or any of the Guarantors, (E) none of the Issuers or the Guarantors has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”), or any comparable state law and (F) no property or facility of the Issuers or any of the Guarantors is (i) listed or proposed for listing on the National Priorities List under CERCLA or is (ii) listed in the Comprehensive Environmental Response,

Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority.

For purposes of this Agreement, “Environmental Laws” means the common law and all applicable federal, state and local laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution or protection of public or employee health and safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of hazardous materials into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of hazardous materials, and (iii) underground and above ground storage tanks and related piping, and emissions, discharges, releases or threatened releases therefrom.

(w) There is no strike, labor dispute, slowdown or work stoppage with the employees of the Issuers or any of the Guarantors that is pending or, to the knowledge of the Issuers or any of the Guarantors, threatened.

(x) Each of the Issuers and the Guarantors carries insurance in such amounts and covering such risks as it reasonably believes to be adequate for the conduct of its business and the value of its properties.

(y) None of the Issuers or the Guarantors has any material liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), to which the Issuers or any of the Guarantors makes or ever has made a contribution and in which any employee of the Issuers or of any Subsidiary is or has ever been a participant. With respect to such plans, the Issuers and each Guarantor is in compliance in all material respects with all applicable provisions of ERISA.

(z) Each of the Issuers and the Guarantors (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls that provide reasonable assurance that (A) transactions are executed in accordance with management’s authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management’s authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

(aa) None of the Issuers or the Guarantors will be an “investment company” as such term is defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

(bb) The Securities, the Indenture, the Security Documents and the Registration Rights Agreement do or will conform in all material respects to the descriptions thereof in the Final Memorandum.

(cc) No holder of securities of the Issuers or any Guarantor will be entitled to have such securities registered under the registration statements required to be filed by the Issuers pursuant to the Registration Rights Agreement other than as expressly permitted thereby.

(dd) Immediately after the consummation of the transactions contemplated by this Agreement, and after giving effect to all indebtedness being incurred or assumed in connection with the refinancing transactions as described in the Memorandum and the liens created in connection therewith, the Company will have received a reasonably equivalent value in exchange for the issuance of the Notes (and the liens securing the Notes) as a result of the consummation of the refinancing transactions described in the Memorandum.

(ee) None of the Issuers, the Guarantors or any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any “security” (as defined in the Act) that is or could be integrated with the sale of the Securities in a manner that would require the registration under the Act of the Securities or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Securities or in any manner involving a public offering within the meaning of Section 4(2) of the Act. Assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 8 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchaser in the manner contemplated by this Agreement to register any of the Securities under the Act or to qualify the Indenture under the TIA.

(ff) No securities of the Issuers or any Guarantor are of the same class (within the meaning of Rule 144A under the Act) as the Securities and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system.

(gg) None of the Issuers or the Guarantors has taken, nor will any of them take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities.

(hh) None of the Issuers, the Guarantors, any of their respective Affiliates or any person acting on its or their behalf (other than the Initial Purchaser) has engaged in any directed selling efforts (as that term is defined in Regulation S under the Act (“Regulation S”)) with respect to the Securities; the Issuers, the Guarantors and each of their respective Affiliates and any person acting on its or their behalf (other than the Initial Purchaser) have complied with the offering restrictions requirement of Regulation S.

(ii) The Security Agreement dated as of the Closing Date among Holdings, the Company and its domestic subsidiaries, as Assignors, and the Collateral Agent (the “Security Agreement”) and the Mortgages (as defined in Section 7(j) below) (together the Security Agreement and the Mortgages are referred to herein as the “Second Lien Security Instruments”) once executed and delivered, will create, in favor of the Collateral

Agent for the benefit of the Trustee and the holders of the Securities, a valid and enforceable, and upon filing or recording of the appropriate financing statements, mortgages and similar instruments with the appropriate governmental authorities (and the payment of the appropriate filing or recording fee and any applicable taxes) and delivery of the applicable documents to the Collateral Agent in accordance with the provisions of the Second Lien Security Instruments, perfected security interests in and lien upon all of the Collateral (except for Collateral in which a security interest cannot be obtained under the Uniform Commercial Code or upon which a lien cannot be obtained by the recordation of a mortgage), superior to and prior to the rights of all third persons other than the lien granted to the Collateral Agent for the benefit of the Bank Creditors (as defined in the Security Agreement) under the Security Documents and such other entities entitled to have first priority liens pursuant to the terms of the Indenture, the Credit Agreement and the Security Documents.

Any certificate signed by any officer of the Issuers or any Subsidiary and delivered to any Initial Purchaser or to counsel for the Initial Purchaser shall be deemed a joint and several representation and warranty by the Issuers and each of the Guarantors to each Initial Purchaser as to the matters covered thereby.

Section 3. Purchase, Sale and Delivery of the Securities. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Issuers agree to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Issuers the principal amount at maturity of Securities at a price equal to 70.70% of the principal amount at maturity. One or more certificates in definitive form for the Securities that the Initial Purchaser has agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Initial Purchaser requests upon notice to the Issuers at least 36 hours prior to the Closing Date, shall be delivered by or on behalf of the Issuers to the Initial Purchaser, against payment by or on behalf of the Initial Purchaser of the purchase price therefor by wire transfer (same day funds), to such account or accounts as the Issuers shall specify prior to the Closing Date, or by such means as the parties hereto shall agree prior to the Closing Date. Such delivery of and payment for the Securities shall be made at the offices of Cahill Gordon & Reindel LLP, 80 Pine Street, New York, New York at 10:00 A.M., New York time, on May 20, 2004, or at such other place, time or date as the Initial Purchaser, on the one hand, and the Issuers, on the other hand, may agree upon, such time and date of delivery against payment being herein referred to as the “Closing Date.” The Issuers will make such certificate or certificates for the Securities available for checking and packaging by the Initial Purchaser at the offices of Deutsche Bank Securities Inc. in New York, New York, or at such other place as Deutsche Bank Securities Inc. may designate, at least 24 hours prior to the Closing Date.

Section 4. Offering by the Initial Purchaser. The Initial Purchaser proposes to make an offering of the Securities at the price and upon the terms set forth in the Final Memorandum as soon as practicable after this Agreement is entered into and as in the judgment of the Initial Purchaser is advisable.

Section 5. Covenants of the Issuers. The Issuers and each of the Guarantors covenant and agree with the Initial Purchaser as follows:

(a) The Issuers will not amend or supplement the Final Memorandum or any amendment or supplement thereto of which the Initial Purchaser shall not previously have been advised and furnished a copy for a reasonable period of time prior to the proposed amendment or supplement and as to which the Initial Purchaser shall not have given their consent, which consent shall not be unreasonably withheld. The Issuers will promptly, upon the reasonable request of the Initial Purchaser or counsel for the Initial Purchaser, make any amendments or supplements to the Preliminary Memorandum or the Final Memorandum that may be necessary or advisable in connection with the resale of the Securities by the Initial Purchaser.

(b) The Issuers and the Guarantors will cooperate with the Initial Purchaser in arranging for the qualification of the Securities for offering and sale under the securities or “Blue Sky” laws of which jurisdictions as the Initial Purchaser may designate and will continue such qualifications in effect for as long as may be necessary to complete the resale of the Securities; provided, however, that in connection therewith, the Issuers and the Guarantors shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation in any such jurisdiction where it is not then so subject.

(c) If, at any time prior to the completion of the distribution by the Initial Purchaser of the Securities or the Private Exchange Securities, any event occurs or information becomes known as a result of which the Final Memorandum as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Final Memorandum to comply with applicable law, the Issuers will promptly notify the Initial Purchaser thereof and will prepare, at the expense of the Issuers, an amendment or supplement to the Final Memorandum that corrects such statement or omission or effects such compliance.

(d) The Issuers will, without charge, provide to the Initial Purchaser and to counsel for the Initial Purchaser as many copies of the Final Memorandum or any amendment or supplement thereto as the Initial Purchaser may reasonably request.

(e) The Issuers will apply the net proceeds from the sale of the Securities as set forth under “Use of Proceeds” in the Final Memorandum.

(f) For so long as any of the Securities remain outstanding, the Issuers will furnish to the Initial Purchaser copies of all reports and other communications (financial or otherwise) furnished by the Issuers to the Trustee or to the holders of the Securities.

(g) None of the Issuers, the Guarantors or any of their Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Act) that could be integrated with the sale of the Securities in a manner which would require the registration under the Act of the Securities.

(h) The Issuers will not, and will not permit any of the Guarantors to, engage in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Securities or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

(i) For so long as any of the Securities remain outstanding, the Issuers will make available at their expense, upon request, to any holder of such Securities and any prospective purchasers thereof the information specified in Rule 144A(d)(4) under the Act, unless the Issuers are then subject to Section 13 or 15(d) of the Exchange Act.

(j) The Issuers will use their reasonable best efforts to (i) permit the Securities to be designated as PORTAL-eligible securities in accordance with the rules and regulations adopted by the NASD relating to trading in the NASD’s Portal Market (the “Portal Market”) and (ii) permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

(k) In connection with Securities offered and sold in an off shore transaction (as defined in Regulation S) the Issuers will not register any transfer of such Securities not made in accordance with the provisions of Regulation S and will not, except in accordance with the provisions of Regulation S, if applicable, issue any such Securities in the form of definitive securities.

(l) None of the Issuers, the Guarantors or any of their respective Affiliates will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Securities.

(m) For a period of two years (calculated in accordance with paragraph (d) of Rule 144 under the Act) following the date any Securities are acquired from the Issuers, the Subsidiaries or any of their Affiliates, none of the Issuers, the Guarantors or any of their Affiliates will sell any such Securities.

Section 6. Expenses. The Issuers and each of the Guarantors, jointly and severally, agree to pay all costs and expenses incident to the performance of their respective obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the printing, word processing or other production of documents with respect to the transactions contemplated hereby, including any costs of printing the Preliminary Memorandum and the Final Memorandum and any amendment or supplement thereto, and any “Blue Sky” memoranda, (ii) all arrangements relating to the delivery to the Initial Purchaser of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Issuers and the Guarantors, (iv) preparation (including printing), issuance and delivery to the Initial Purchaser of the Securities, (v) the qualification of the Securities under state securities and “Blue Sky” laws, including filing fees and reasonable fees and disbursements of counsel for the Initial Purchaser relating thereto,

(vi) expenses of the Issuers in connection with the “roadshow” and any other meetings with prospective investors in the Securities, (vii) fees and expenses of the Trustee including fees and expenses of counsel, (viii) all expenses and listing fees incurred in connection with the application for quotation of the Securities on the PORTAL Market and (ix) any fees charged by investment rating agencies for the rating of the Securities. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchaser set forth in Section 7 hereof is not satisfied, because this Agreement is terminated by the Initial Purchaser pursuant to Sections 11(a)(i) or 11(a)(v) or because of any failure, refusal or inability on the part of the Issuers or any of the Guarantors to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder (other than solely by reason of a default by the Initial Purchaser of its obligations hereunder), the Issuers and the Guarantors, jointly and severally, agree to promptly reimburse the Initial Purchaser upon demand for all reasonable out-of-pocket expenses (including reasonable fees, disbursements and charges of Cahill Gordon & Reindel LLP, counsel for the Initial Purchaser) that shall have been incurred by the Initial Purchaser in connection with the proposed purchase and sale of the Securities.

Section 7. Conditions of the Initial Purchaser’s Obligations. The obligation of the Initial Purchaser to purchase and pay for the Securities shall, in its sole discretion, be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:

(a) On the Closing Date, the Initial Purchaser shall have received the opinion, dated as of the Closing Date and addressed to the Initial Purchaser, of Alston & Bird LLP, counsel for the Issuers and Guarantors, in form and substance reasonably satisfactory to counsel for the Initial Purchaser, and subject to customary exceptions, assumptions and qualifications, substantially to the effect that:

(i) Each of the Issuers and the Guarantors is validly existing and in good standing under the laws of its respective jurisdiction of incorporation or formation, as the case may be, and has all requisite corporate power and authority to own its properties and to conduct its business as described in the Final Memorandum. Each of the Issuers and the Guarantors is duly qualified to do business as a foreign corporation, limited liability company or limited partnership, as the case may be, in all jurisdictions set forth on a schedule attached to such opinion.

(ii) Each of the Issuers has the authorized, issued and outstanding capitalization set forth in the Final Memorandum.

(iii) The Issuers and the Guarantors have all requisite corporate power and authority to execute, deliver and perform each of its obligations under the Indenture, the Security Documents (other than the Mortgages), the Securities, the Exchange Securities and the Private Exchange Securities; the Indenture meets the requirements for qualification under the TIA; the Indenture has been duly and validly authorized by the Issuers and the Guarantors and, when duly executed and delivered by the Issuers and each Guarantor (assuming the due authorization, execution and delivery thereof by the Trustee), will constitute the valid and legally binding agreement of the Issuers and each Guarantor, enforceable against the Issuers and each Guarantor in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

(iv) The Securities are in the form contemplated by the Indenture. The Securities have each been duly and validly authorized by the Issuers and, when duly executed and delivered by the Issuers and paid for by the Initial Purchaser in accordance with the terms of this Agreement (assuming the due authorization, execution and delivery of the Indenture by the Trustee and due authentication and delivery of the Securities by the Trustee in accordance with the Indenture), will constitute the valid and legally binding obligations of the Issuers, entitled to the benefits of the Indenture, and enforceable against the Issuers in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

(v) The Exchange Securities and the Private Exchange Securities have been duly and validly authorized by the Issuers, and when the Exchange Securities and the Private Exchange Securities are duly executed and delivered by the Issuers in accordance with the terms of the Registration Rights Agreement and the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee and due authentication and delivery of the Exchange Securities and the Private Exchange Securities by the Trustee in accordance with the Indenture), will constitute the valid and legally binding obligations of the Issuers, entitled to the benefits of the Indenture, and enforceable against the Issuers in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

(vi) Each of the Issuers and the Guarantors have all requisite corporate power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement; the Registration Rights Agreement has been duly and validly authorized by the Issuers and the Guarantors and, when duly executed and delivered by the Issuers and the Guarantors (assuming due authorization, execution and delivery thereof by the Initial Purchaser), will constitute the valid and legally binding agreement of the Issuers and the Guarantors, enforceable against the Issuers in accordance with its terms, except that (A) the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

(vii) Each of the Issuers have all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby; this Agreement and the consummation by the Issuers of the transactions contemplated hereby have been duly and validly authorized by the Issuers. This Agreement has been duly executed and delivered by the Issuers.

(viii) The Indenture, the Securities, the Security Documents and the Registration Rights Agreement conform in all material respects to the descriptions thereof contained in the Final Memorandum.

(ix) The execution, delivery and performance of this Agreement, the Indenture, the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Securities to the Initial Purchaser) will not conflict with or constitute or result in a breach or a default under (or an event that with notice or passage of time or both would constitute a default under) or violation of any of (i) the terms or provisions of those contracts set forth on a schedule attached to such opinion, except for any such conflict, breach, violation, default or event that would not, individually or in the aggregate, have a Material Adverse Effect, (ii) the certificate of incorporation or certificate of formation, as the case may be, or bylaws, operating agreement or limited partnership agreement, as the case may be, of the Issuers or any of the Guarantors, or (iii) (assuming compliance with all applicable state securities or “Blue Sky” laws and assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 8 hereof) any statute, judgment, decree, order, rule or regulation known to such counsel to be normally applicable to transactions of the type described herein, except for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(x) No consent, approval, authorization or order of any governmental authority is required for the issuance and sale by the Issuers of the Securities to the Initial Purchaser or the consummation by the Issuers of the other transactions contemplated hereby, except such as may be required under Blue Sky laws, as to which such counsel need express no opinion, and those which have previously been obtained.

(xi) To the knowledge of such counsel, there are no legal or governmental proceedings involving or affecting the Issuers or the Guarantors or any of their respective properties or assets that would be required to be described in a prospectus pursuant to the Act that are not described in the Final Memorandum, nor, to the knowledge of such counsel, are there any material contracts or other documents that would be required to be described in a prospectus pursuant to the Act that are not described in the Final Memorandum.

(xii) None of the Issuers or the Guarantors is, or immediately after the sale of the Securities to be sold hereunder and the application of the proceeds from such sale (as described in the Final Memorandum under the caption “Use of Proceeds”) will be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(xiii) No registration under the Act of the Securities is required in connection with the sale of the Securities to the Initial Purchaser as contemplated by this Agreement and the Final Memorandum or in connection with the initial resale of the Securities by the Initial Purchaser in accordance with Section 8 of this Agreement, and prior to the commencement of the Exchange Offer (as defined in the Registration Rights Agreement) or the effectiveness of the Shelf Registration Statement (as defined in the Registration Rights Agreement), the Indenture is not required to be qualified under the TIA, in each case assuming (i) (A) that the purchasers who buy such Securities in the initial resale thereof are qualified institutional buyers as defined in Rule 144A promulgated under the Act (“QIBs”) or (B) that the offer or sale of the Securities is made in an offshore transaction as defined in Regulation S, (ii) the accuracy of the Initial Purchaser’s representations in Section 8 and those of the Issuers contained in this Agreement regarding the absence of a general solicitation in connection with the sale of such Securities to the Initial Purchaser and the initial resale thereof and (iii) the due performance by the Initial Purchaser of the agreements set forth in Section 8 hereof.

(xiv) Neither the consummation of the transactions contemplated by this Agreement nor the sale, issuance, execution or delivery of the Securities will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

At the time the foregoing opinion is delivered, Alston & Bird LLP shall additionally state that it has participated in conferences with officers and other representatives of the Issuers and the Guarantors, representatives of the independent public accountants for the Issuers and the Guarantors, representatives of the Initial Purchaser and counsel for the Initial Purchaser, at which conferences the contents of the Final Memorandum and related matters were discussed, and, although it has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Final Memorandum (except to the extent specified in subsection 7(a)(ix)), no facts have come to its attention which lead it to believe that the Final Memorandum, on the date thereof or at the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that such firm need express no opinion with respect to the financial statements and related notes thereto and the other financial and accounting data derived from the Issuers’ books and records included in the Final Memorandum).

The opinion of Alston & Bird LLP described in this Section shall be rendered to the Initial Purchaser at the request of the Issuers and shall so state therein.

References to the Final Memorandum in this subsection (a) shall include any amendment or supplement thereto prepared in accordance with the provisions of this Agreement at the Closing Date.

(b) On the Closing Date, the Initial Purchaser shall have received the opinion, in form and substance satisfactory to the Initial Purchaser, dated as of the Closing Date and addressed to the Initial Purchaser, of Cahill Gordon & Reindel LLP, counsel for the Initial Purchaser, with respect to certain legal matters relating to this Agreement and such other related matters as the Initial Purchaser may reasonably require. In rendering such opinion, Cahill Gordon & Reindel LLP shall have received and may rely upon such certificates and other documents and information as it may reasonably request to pass upon such matters.

(c) The Initial Purchaser shall have received from the Independent Accountants a comfort letter or letters dated the date hereof and the Closing Date, in form and substance reasonably satisfactory to counsel for the Initial Purchaser.

(d) The representations and warranties of the Issuers and the Guarantors contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date; the statements of the Issuers’ officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct on and as of the date made and on and as of the Closing Date; the Issuers and the Guarantors shall have performed all covenants and agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date; and, except as described in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), subsequent to the date of the most recent financial statements in such Final Memorandum, there shall have been no event or development, and no information shall have become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

(e) The sale of the Securities hereunder shall not be enjoined (temporarily or permanently) on the Closing Date.

(f) Subsequent to the date of the most recent financial statements in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), none of the Issuers or any of the Guarantors shall have sustained any loss or interference with respect to its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or from any legal or governmental proceeding, order or decree, which loss or interference, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

(g) The Initial Purchaser shall have received certificates of each Issuer, dated the Closing Date, signed on behalf of each Issuer by its President or any Senior Vice President and the Chief Financial Officer, to the effect that

(i) the representations and warranties of each Issuer contained in this Agreement are true and correct on and as of the date hereof and on and as of the Closing Date, and each Issuer has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

(ii) since the date of the most recent financial statements in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), no event or development has occurred, and no information has become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect; and

(iii) the sale of the Securities hereunder has not been enjoined (temporarily or permanently).

(h) On the Closing Date, the Initial Purchaser shall have received the Registration Rights Agreement executed by Issuers and each Guarantor and such agreement shall be in full force and effect at all times from and after the Closing Date.

(i) On the Closing Date, the Initial Purchaser shall have received a copy of a certificate evidencing the insurance requirements (i) in substantially the form commonly known as “ACORD 27” or otherwise in form and substance acceptable to the Collateral Agent that (A) provides that the insurance has been issued, is in full force and effect, and conveys all the rights and privileges afforded under the insurance policies, (B) provides an unequivocal obligation to give notice within 30 days in advance to additional interest parties of termination and notification of changes to the policy that would affect any such interest and (C) names the Collateral Agent as loss payee and additional insured and (ii) that otherwise complies with the requirements with respect thereto set forth in any mortgage required pursuant hereto to be delivered to the Initial Purchaser.

(j) On the Closing Date, the Initial Purchaser shall have received the Second Lien Security Instruments (including, without limitation, a Mortgage (as defined below) from each applicable Mortgagor (as defined in the Mortgages) on Annex A attached hereto, in form and substance acceptable to the Initial Purchaser (each a “Mortgage”) encumbering each real property set forth on Annex A attached hereto (each a “Mortgaged Property”) in favor of the Collateral Agent for the benefit of the Senior Second Lien Notes Creditors (as defined in the Security Agreement)) executed by the Issuers and the Guarantors and such Second Lien Security Instruments shall be in form and substance satisfactory to the Initial Purchaser and shall be in full force and effect at all times from and after the Closing Date.

(k) On the Closing Date, the Collateral Agent shall have received proper forms of UCC financing statements (the “Financing Statements”) under Article 9 of the

Uniform Commercial Code in each applicable jurisdiction (the “UCC”) to be filed as soon as reasonably practicable in the jurisdiction of incorporation of the Issuers and each Guarantor, desirable to perfect the security interests purported to be created by the Security Agreement in favor of the Collateral Agent for the benefit of the Trustee and the holders of the Notes.

(l) The Issuers shall provide, but only to the extent necessary and requested, to White & Case LLP, counsel to the Collateral Agent under the Security Agreement, or Cahill Gordon & Reindel LLP, counsel to the Initial Purchaser, as the case may be, on or before the Closing Date all information (other than information contained in the applicable schedule(s) to the Security Agreement) required for any filings to be made by the Collateral Agent with the United States Patent and Trademark Office or the United States Copyright Office or other appropriate filing offices of each jurisdiction to perfect the security interests purported to be created by the Security Agreement.

(m) The Issuers shall obtain, on the Closing Date, certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports, listing all judgment liens, tax liens or effective financing statements that name the Issuers or any Guarantors, as debtor and that are filed in the filling offices in each jurisdiction as may be necessary to perfect the security interests purported to be created by the Security Agreement, together with copies of such other financing statements (none of which shall cover the Collateral (as defined in the Security Agreement) except to the extent evidencing Permitted Liens or for which the Collateral Agent shall receive termination statements (Form UCC-3 or such other termination statements as shall be required by local law) fully executed (to the extent necessary) for filing).

(n) On the Closing Date the Initial Purchaser shall have received fully executed counterparts of Mortgages which Mortgages shall cover the Mortgaged Property owned or leased by the Issuers or any of its Guarantors as are designated on Annex A hereto, together with evidence that counterparts of the Mortgages have been delivered to the title insurance company insuring the lien of such Mortgages for recording in all places to the extent necessary or, in the reasonable opinion of the Initial Purchaser, desirable to effectively create a valid and enforceable mortgage lien on each Mortgaged Property in favor of the Collateral Agent for the benefit of the Trustee and the Senior Secured Notes Creditors, securing the Obligations (as defined in the Final Memorandum) under the Indenture and the other Senior Secured Notes Documents (as defined in the Security Agreement) (provided that in jurisdictions that impose mortgage recording taxes, such Mortgages shall not secure indebtedness in an amount exceeding 100% of the fair market value of such Real Property, as reasonably determined, in good faith, by the Issuers and reasonably acceptable to the Initial Purchaser), subject to (i) those liens created by the Issuer for the benefit of the Bank Creditors (as defined in the Security Agreement), (ii) those liens, encumbrances, hypothecs and other matters affecting title to such Mortgaged Property and found reasonably acceptable by the Initial Purchaser, (iii) as to any particular Real Property at any time, such easements, encroachments, covenants, rights of way, minor defects, irregularities or encumbrances on title which could not reasonably be expected to materially impair such Mortgaged Property for the purpose for which it is held by the mortgagor or grantor thereof, or the liens or hypothec held by the Collateral Agent, (iv) zoning and other municipal ordinances which are not violated in any material respect by the existing improvements and the present use made by the mortgagor or grantor thereof of the premises, (v) general real estate taxes and assessments not yet delinquent, and (vi) such other similar items as the Initial Purchasers may consent to (such consent not to be unreasonably withheld) (the liens described in clauses (i) through (v) of this sentence, collectively, the “Permitted Encumbrances”).

(o) On the Closing Date the Initial Purchaser shall have received, with respect to each Mortgage intended to encumber a Mortgaged Property, a policy of title insurance (or commitment to issue such a policy) insuring (or committing to insure) the lien of such Mortgage as a valid and enforceable mortgage lien on the Mortgaged Properties described therein, in an amount not less than 100% of the fair market value of such Mortgaged Property as reasonably determined, in good faith, by the Issuers and reasonably acceptable to the Initial Purchaser, (such policies collectively, “the Mortgage Policies”) issued by such title insurers, which reasonably assures the Collateral Agent that the Mortgages on such Mortgaged Properties are valid and enforceable mortgage liens on the respective Mortgaged Properties, free and clear of all defects and encumbrances except Permitted Encumbrances and such Mortgage Policies shall otherwise be in form and substance reasonably satisfactory to the Initial Purchaser and shall include, as appropriate, to the extent available at commercially reasonably rates, a “tie-in” or “cluster” endorsement, if available under applicable law (i.e., policies which insure against losses regardless of location or allocated value of the insured property up to a stated maximum coverage amount), and have been supplemented by such endorsements (or where such endorsements are not available, opinions of special counsel, architects or other professionals reasonably acceptable to the Collateral Agent) as shall be reasonably requested by the Collateral Agent, including endorsements on matters relating to usury, first loss, last dollar, zoning, contiguity, revolving credit, doing business, non-imputation, public road access, survey, variable rate, environmental lien, subdivision, separate tax lot revolving credit, so-called comprehensive coverage over covenants and restrictions and for any and all other matters that the Collateral Agent may request, shall not include an exception for mechanics’ liens or creditors’ rights, and shall provide for affirmative insurance and such reinsurance (including direct access agreements) as the Initial Purchaser may reasonably request.

(p) On the Closing Date, the Initial Purchaser shall have received surveys, in form and substance reasonably satisfactory to the Initial Purchaser, of each Mortgaged Property designated as a “Surveyed Property” on Annex B hereto, certified in a manner reasonably satisfactory to the Collateral Agent by a licensed professional surveyor reasonably satisfactory to the Collateral Agent.

(q) On the Closing Date, the Initial Purchaser shall have received duly authorized, fully executed, acknowledged and delivered subordination, nondisturbance and attornment agreements, assignment of leases, landlord consents, tenant estoppel certificates and such other documents relating to the Mortgages, but only to the extent delivered contemporaneously to the Collateral Agent pursuant to the Credit Agreement.

(r) On the Closing Date, the Initial Purchaser shall have received proper fixture filings under the UCC on Form UCC-1 or the equivalent fully executed for filing under the UCC in the appropriate jurisdiction in which the Mortgaged Properties are located, desirable to perfect the security interests purported to be created by the Mortgage in favor of the Collateral Agent for the benefits of the holders of the Notes.

(s) On the Closing Date, the Initial Purchaser shall have received the opinions, addressed to the Initial Purchaser, of (1) Alston & Bird LLP, special counsel to the Issuers or other special counsel or in-house counsel, as to the due authorization, execution and delivery of the Security Agreement by the Issuers or any of the Guarantors and due perfection of liens created under the Security Agreement, and (2) local counsel in each jurisdiction where Mortgaged Property is located, each in form and substance reasonably satisfactory to the Initial Purchaser

(t) On the Closing Date, the Initial Purchaser shall have received, with respect to each Mortgaged Property, if the area in which any improvements located on any Mortgaged Property is designated a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), flood insurance, in favor of the Collateral Agent for the benefit of the Trustee and the holders of the Notes, to the extent (including with respect to amounts) required in order to comply with applicable law.

(u) On or before the Closing Date, Consolidated Container Holdings shall have made a capital contribution of $45.0 million to the Company from the proceeds of its sale of Series B Preferred Units.

On or before the Closing Date, the Initial Purchaser and counsel for the Initial Purchaser shall have received such further documents, opinions, certificates, letters and schedules or instruments relating to the business, corporate, legal and financial affairs of the Issuers and the Guarantors as they shall have heretofore reasonably requested from the Issuers.

All such documents, opinions, certificates, letters, schedules or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Initial Purchaser and counsel for the Initial Purchaser. The Issuers shall furnish to the Initial Purchaser such conformed copies of such documents, opinions, certificates, letters, schedules and instruments in such quantities as the Initial Purchaser shall reasonably request.

Section 8. Offering of Securities; Restrictions on Transfer. (a) The Initial Purchaser agrees with the Issuers and each of the Guarantors that (i) it has not and will not solicit offers for, or offer or sell, the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act; and (ii) it has and will solicit offers for the Securities only from, and will offer the Securities only to (A) in the case of offers inside the United States, persons whom the Initial Purchaser reasonably believes to be QIBs or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchaser that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A and (B) in the case of offers outside the United States, to persons other than U.S. persons (“non-U.S. purchasers,” which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for non-U.S. beneficial owners (other than an estate or trust)); provided, however, that, in the case of this clause (B), in purchasing such Securities such persons are deemed to have represented and agreed as provided under the caption “Transfer Restrictions” contained in the Final Memorandum (or, if the Final Memorandum is not in existence, in the most recent Memorandum).

(b) The Initial Purchaser represents and warrants with respect to offers and sales outside the United States that (i) it has and will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributes any Memorandum or any such other material, in all cases at its own expense; (ii) the Securities have not been and will not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act; and (iii) it has offered the Securities and will offer and sell the Securities (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S and, accordingly, neither it nor any persons acting on its behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities, and any such persons have complied and will comply with the offering restrictions requirement of Regulation S.

Terms used in this Section 8 and not defined in this Agreement have the meanings given to them in Regulation S.

Section 9. Indemnification and Contribution. (a) The Issuers and each of the Guarantors, jointly and severally, agree to indemnify and hold harmless the Initial Purchaser and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Initial Purchaser or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the following:

(i) any untrue statement or alleged untrue statement made by the Issuers or any of the Guarantors in Section 2 hereof;

(ii) any untrue statement or alleged untrue statement of any material fact contained in any Memorandum or any amendment or supplement thereto; or

(iii) the omission or alleged omission to state, in any Memorandum or any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

and will reimburse, as incurred, the Initial Purchaser and each such controlling person for any legal or other expenses incurred by the Initial Purchaser or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, neither the Issuers nor any Guarantors will be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any Memorandum or any amendment or supplement thereto in reliance upon and in conformity with written information concerning the Initial Purchaser furnished to the Issuers by the Initial Purchaser specifically for use therein, and provided, further, that neither the Issuers nor any Guarantor will be liable to the Initial Purchaser or any person controlling the Initial Purchaser with respect to any such untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Memorandum that is corrected in the Final Memorandum (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Initial Purchaser but was not sent or given a copy of the Final Memorandum (as amended or supplemented) in any case where such delivery of the Final Memorandum (as amended or supplemented) was required by the Act, unless such failure to deliver the Final Memorandum (as amended or supplemented) was a result of noncompliance by the Company with Section 5 hereof. The indemnity provided for in this Section 9 will be in addition to any liability that the Issuers and Guarantors may otherwise have to the indemnified parties. Neither the Issuers nor any Guarantor shall be liable under this Section 9 for any settlement of any claim or action effected without its prior written consent, which shall not be unreasonably withheld.

(b) The Initial Purchaser agrees to indemnify and hold harmless the Issuers and the Guarantors and their respective directors, officers and each person, if any, who controls the Issuers and the Guarantors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Issuers and the Guarantors or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Memorandum or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated in any Memorandum or any amendment or supplement thereto, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Initial Purchaser, furnished to the Issuers by the Initial Purchaser specifically for use therein; and subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses incurred by the Issuers and such Guarantor or any such director, officer or controlling person in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action in respect thereof. The indemnity provided for in this Section 9 will be in addition to any liability that the Initial Purchaser may otherwise have to the indemnified parties. The Initial Purchaser shall not be liable under this Section 9 for any settlement of any claim or action effected without their consent, which shall not be unreasonably withheld.

(c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 9, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchaser in the case of paragraph (a) of this Section 9 or the Issuers or a Guarantor in the case of paragraph (b) of this Section 9, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. All fees and expenses reimbursed pursuant to this paragraph (c) shall be reimbursed as they are incurred.

After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnified party waived in writing its rights under this Section 9, in which case the indemnified party may effect such a settlement without such consent. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party, or indemnity could have been sought hereunder by any indemnified party, unless such settlement (A) includes an unconditional written release of the indemnified party, in form and substance reasonably satisfactory to the indemnified party, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

(d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 9 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Issuers and the Guarantors on the one hand and the Initial Purchaser on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Issuers and the Guarantors bear to the total discounts and commissions received by the Initial Purchaser. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers and the Guarantors on the one hand, or the Initial Purchaser on the other, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable considerations appropriate in the circumstances. The Issuers and the Guarantors and the Initial Purchaser agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), the Initial Purchaser shall not be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by the Initial Purchaser under this Agreement, less the aggregate amount of any damages that the Initial

Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchaser, and each director of the Issuers and any Guarantor, each officer of the Issuers and any Guarantor and each person, if any, who controls the Issuers and any Guarantor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Issuers and any Guarantor.

Section 10. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Issuers and each Guarantor, their respective officers and the Initial Purchaser set forth in this Agreement or made by or on behalf of them pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Issuers or any Guarantor, any of their respective officers or directors, the Initial Purchaser or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6, 9, 10 and 15 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

Section 11. Termination. (a) This Agreement may be terminated in the sole discretion of the Initial Purchaser by notice to the Issuers given prior to the Closing Date in the event that any of the Issuers or any of the Guarantors shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date,

(i) any of the Issuers or the Guarantors shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or any legal or governmental proceeding, which loss or interference, in the sole judgment of the Initial Purchaser, has had or has a Material Adverse Effect, or there shall have been, in the sole judgment of the Initial Purchaser, any event or development that, individually or in the aggregate, has or could be reasonably likely to have a Material Adverse Effect (including without limitation a change in control of the Issuers or the Guarantors), except in each case as described in the Final Memorandum (exclusive of any amendment or supplement thereto);

(ii) trading in securities generally on the New York Stock Exchange, American Stock Exchange or the NASDAQ National Market shall have been suspended or materially limited or minimum or maximum prices shall have been established on any such exchange or market;

(iii) a banking moratorium shall have been declared by New York or United States authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States;

(iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, or (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency, or (C) any material change in the financial markets of the United States which, in the case of (A), (B) or (C) above and in the sole judgment of the Initial Purchaser, makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Final Memorandum; or

(v) any securities of the Issuers shall have been downgraded by any nationally recognized statistical rating organization or any such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its ratings of any securities of the Issuers (other than an announcement with positive implications of a possible upgrading).

(b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in Section 10 hereof.

Section 12. Information Supplied by the Initial Purchaser. The statements set forth in the final sentence of the third paragraph and the second, third and fourth sentences of the sixth paragraph under the heading “Private Placement” in the Final Memorandum (to the extent such statements relate to the Initial Purchaser) constitute the only information furnished by the Initial Purchaser to the Issuers and the Guarantors for the purposes of Sections 2(a) and 9 hereof.

Section 13. Notices. All communications hereunder shall be in writing and, if sent to the Initial Purchaser, shall be mailed or delivered to (i) Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005, Attention: Corporate Finance Department; with a copy to Cahill Gordon & Reindel LLP, 80 Pine Street, New York, NY 10005, Attention: John Tripodoro Esq.; if sent to the Issuers, shall be mailed or delivered to the Issuers at 3101 Towercreek Parkway, Suite 300, Atlanta, GA 30339, Attention: Louis Lettes, Esq., Sr. Vice President, General Counsel and Secretary; with a copy to Alston & Bird LLP, 1201 West Peachtree Street, Atlanta, GA 30309, Attention: Rick Blumen, Esq.

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; and one business day after being timely delivered to a next-day air courier.

Section 14. Successors. This Agreement shall inure to the benefit of and be binding upon the Initial Purchaser, the Issuers and the Guarantors and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Issuers and the Guarantors contained in Section 9 of this Agreement shall also be for the benefit of any person or persons who control the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchaser contained in

Section 9 of this Agreement shall also be for the benefit of the directors of the Issuers or any of the Guarantors, their respective officers and any person or persons who control the Issuers or any of the Guarantors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from the Initial Purchaser will be deemed a successor because of such purchase.

Section 15. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW.

Section 16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Issuers and the Guarantors and the Initial Purchaser.

[-Signature Pages to Follow-]

Very truly yours,

CONSOLIDATED CONTAINER COMPANY LLC

By:	Consolidated Container Holdings LLC, as its Sole Member and Manager

By:	/s/ Tyler Woolson

	Name:	Tyler Woolson
	Title:	Chief Financial Officer

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CONSOLIDATED CONTAINER CAPITAL, INC.

By:	/s/ Tyler Woolson

	Name:	Tyler Woolson
	Title:	Chief Financial Officer

2

CONTINENTAL CARIBBEAN CONTAINERS, INC.

By:	/s/ Tyler Woolson

	Name:	Tyler Woolson
	Title:	Chief Financial Officer

3

CONSOLIDATED CONTAINER COMPANY LP

By:	Plastic Containers LLC, as its General Partner

By:	Consolidated Container Company LLC, as its Sole Member and Manager

By:	Consolidated Container Holdings LLC, as its Sole Member and Manager

By:	/s/ Tyler Woolson

	Name:	Tyler Woolson
	Title:	Chief Financial Officer

4

PLASTIC CONTAINERS LLC

By:	Consolidated Container Company LLC, as its Sole Member and Manager

By:	Consolidated Container Holdings LLC, as its Sole Member and Manager

By:	/s/ Tyler Woolson

	Name:	Tyler Woolson
	Title:	Chief Financial Officer

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REID PLASTICS GROUP LLC

By:	Consolidated Container Company LLC, as its Sole Member and Manager

By:	Consolidated Container Holdings LLC, as its Sole Member and Manager

By:	/s/ Tyler Woolson

	Name:	Tyler Woolson
	Title:	Chief Financial Officer

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The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

DEUTSCHE BANK SECURITIES INC.

By:	/s/ Larry Zimmerman

Name: Larry Zimmerman
Title: Managing Director

By:	/s/ Vikrant Sawhney

Name: Vikrant Sawhney
Title: Director

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